UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23338

FS Multi-Alternative Income Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Multi-Alternative Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: October 31
Date of reporting period: October 31, 2018

Item 1.   Reports to Stockholders.
The annual report (the “Annual Report”) of FS Multi-Alternative Income Fund (the “Fund”) for the fiscal period from September 27, 2018 (Commencement of Operations) through October 31, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Multi-Alternative Income Fund
2018
Annual Report

FS Multi-Alternative Income Fund
PORTFOLIO REVIEW
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2018 (unaudited):
Portfolio composition (by fair value)
Real Estate Funds	15%
Senior Secured Loans—First Lien	15%
Senior Secured Loans—Second Lien	3%
Senior Secured Bonds	12%
Unsecured Bonds	19%
CLO/Structured Credit	7%
Short-Term Investments	29%
100%
Top 10 Holdings (by fair value)
Brookfield Premier Real Estate Partners	5%
CBRE U.S. Core Partners, LP	5%
Clarion Lion Properties Fund	5%
Bausch Health Cos Inc.,	2%
Altice France SA/France	2%
Genesys Telecommunications Laboratories, Inc.	1%
CSI Compressco LP/CSI Compressco Finance Inc.	1%
InterXion Holding NV	1%
Vertiv Group Corp	1%
CaixaBank SA	1%
Industry classification (by fair value)
Real Estate	15%
Media Entertainment	4%
Oil & Gas	3%
Pharmaceuticals	3%
Retailers	3%
Municipal	3%
USD CLO	2%
Chemicals	2%
EUR CLO	2%
Software	2%
Consumer Cyclical Services	2%
Oil & Gas Services	2%
Telecommunications	2%
Commercial Banks	2%
Other ABS	2%
Technology	2%
Independent Oil & Gas	2%
Energy Midstream	2%
Other	16%
Short-Term Investments	29%
100%

FS Multi-Alternative Income Fund
OFFICERS AND BOARD OF TRUSTEES
Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer	Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

JOSEPH P. UJOBAI
Trustee
Executive Vice President,
SEI Investments Company

FS Multi-Alternative Income Fund
Annual Report for the Period from September 27, 2018 (Commencement of Operations) to October 31, 2018

Report of Independent Registered Public Accounting Firm
The Shareholder and Board of Trustees of FS Multi-Alternative Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of asset and liabilities of FS Multi-Alternative Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2018, and the related consolidated statements of operations, cash flows, changes in net assets and the consolidated financial highlights for the period from September 27, 2018 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2018, the consolidated results of its operations, its cash flows and changes in its net assets and its consolidated financial highlights for the period from September 27, 2018 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
December 28, 2018

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Real Estate Funds—19.3%
Brookfield Premier Real Estate Partners		Real Estate	1,567	$2,000	$2,018
CBRE U.S. Core Partners, LP		Real Estate	1,420,455	2,000	2,016
Clarion Lion Properties Fund		Real Estate	1,345	2,000	2,015
Total Real Estate Funds				6,000	6,049

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—18.3%
Advantage Sales & Marketing, Inc., L + 325, 1.00% Floor, 7/23/2021	(d)(e)	Media Entertainment	$418	391	382
AHP Health Partners, Inc., L + 450, 1.00% Floor, 6/30/2025	(d)(e)(f)	Healthcare	295	298	297
APX Group, Inc., L + 500, 3/31/2024	(d)(e)	Consumer Cyclical Services	294	294	292
BCP Raptor II, LLC, L + 475, 12/19/2025	(d)(e)	Energy Midstream	201	200	199
BCP Raptor, LLC, L + 425, 1.00% Floor, 6/30/2024	(d)(e)	Energy Midstream	206	205	204
Belk, Inc., L + 475, 1.00% Floor, 12/10/2022	(d)(e)	Retailers	473	412	398
California Resources Corp., L + 475, 1.00% Floor, 12/31/2022	(d)(e)(f)	Independent Oil & Gas	380	389	387
Diamond Resorts Corp., L + 375, 1.00% Floor, 9/2/2023	(d)(e)	Lodging	205	200	200
EIF Van Hook Holdings, LLC, L + 525, 9/5/2024	(e)	Energy Midstream	400	394	393
Employbridge LLC, L + 450, 1.00% Floor, 4/18/2025	(d)(e)	Consumer Cyclical Services	198	200	200
Foresight Energy, LLC, L + 575, 1.00% Floor, 3/28/2022	(d)(e)	Metals & Mining	295	297	296
J.C. Penney Corp., Inc., L + 425, 1.00% Floor, 6/23/2023	(d)(e)	Retailers	221	198	199
Jo-Ann Stores, Inc., L + 500, 1.00% Floor, 10/20/2023	(d)(e)	Retailers	148	149	148
LifePoint Hospitals Inc., L + 600, 10/30/2019	(d)(e)(g)	Health Care Facilities & Services	330	330	330
MLN US HoldCo LLC, L + 450, 11/30/2025	(d)(e)	Technology	392	398	396
Neiman Marcus Group Ltd., LLC, L + 325, 1.00% Floor, 10/25/2020	(d)(e)(f)	Retailers	329	306	300
Nomad Buyer, Inc., L + 500, 8/3/2025	(d)(e)	Technology	78	76	76
Premier Oil plc Senior Revolver, L + 500, 5/31/2021	(d)(e)(f)	Independent Oil & Gas	249	235	235
Premier Oil plc Super Senior Revolver, L + 500, 5/31/2021	(d)(e)(f)	Independent Oil & Gas	76	72	71
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
R.R. Donnelley & Sons Company, L + 500, 1.00% Floor, 1/15/2024	(d)(e)(f)	Media Entertainment	$150	$150	$149
Sequa Mezzanine Holdings L.L.C., L + 500, 1.00% Floor, 11/28/2021	(d)(e)	Aerospace/Defense	300	297	297
SGS Cayman, L.P., L + 500, 1.00% Floor, 4/23/2021	(d)(e)	Consumer Cyclical Services	77	74	74
Sutherland Global Services Inc., L + 538, 1.00% Floor, 4/23/2021	(d)(e)	Consumer Cyclical Services	331	317	320
UTEX Industries Inc., L + 400, 1.00% Floor, 5/22/2021	(d)(e)(f)	Chemicals	230	229	226
Total Senior Secured Loans—First Lien				6,111	6,069
Unfunded Loan Commitment				(330)	(330)
Net Senior Secured Loans—First Lien				5,781	5,739
Senior Secured Loans—Second Lien—3.5%
Comet Acquisition, Inc., L + 750, 10/26/2026	(d)(e)	Healthcare	44	43	44
Flexential Intermediate Corp., L + 725, 1.00% Floor, 8/1/2025	(d)(e)	Computers & Electronics	70	69	69
GOBP Holdings, Inc., L + 725, 10/22/2026	(d)(e)	Retail Food & Drug	62	62	62
Sequa Mezzanine Holdings LLC, L + 900, 1.00% Floor, 4/28/2022	(d)(e)	Aerospace/Defense	203	200	200
UTEX Industries Inc., L + 725, 1.00% Floor, 5/22/2022	(d)(f)(h)	Chemicals	230	228	225
Vectra Co., L + 725, 3/9/2026	(d)(e)	Chemicals	102	102	102
Verifone Systems, Inc., L + 800, 8/20/2026	(d)(e)(f)	Technology	305	304	305
WireCo WorldGroup, Inc., L + 900, 1.00% Floor, 9/30/2024	(d)(e)	Other Industrial	104	105	105
Total Senior Secured Loans—Second Lien				1,113	1,112
Senior Secured Bonds—15.2%
BC ULC/New Red Finance Inc., 5.0%, 10/15/2025	(f)(i)	Retail	5	5	5
Altice France SA/France, 8.1%, 2/1/2027	(f)(i)	Media Entertainment	675	687	669
APX Group Inc., 8.8%, 12/1/2020		Commercial Services	107	107	105
Artesyn Embedded Technologies Inc., 9.8%, 10/15/2020	(i)	Electrical Components & Equipment	81	77	77
Avantor Inc., 4.8%, 10/1/2024	(f)	Healthcare-Products	€257	301	297
BCD Acquisition Inc., 9.6%, 9/15/2023	(f)(i)	Auto Manufacturers	$112	118	119
CSI Compressco LP/CSI Compressco Finance Inc., 7.5%, 4/1/2025	(f)(i)	Oil & Gas Services	450	457	455
Denbury Resources Inc., 9.3%, 3/31/2022	(f)(i)	Oil & Gas	215	230	225
DJO Finance LLC/DJO Finance Corp., 8.1%, 6/15/2021	(i)	Healthcare-Products	197	201	199
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
EP Energy LLC/Everest Acquisition Finance, Inc., 7.8%, 5/15/2026	(f)(i)	Oil & Gas	$148	$149	$148
Frontier Communications Corp., 8.5%, 4/1/2026	(f)(i)	Telecommunications	240	227	224
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.0%, 11/30/2024	(i)	Software	457	499	498
Hexion Inc., 6.6%, 4/15/2020	(f)	Chemicals	251	231	222
Hudbay Minerals Inc., 7.3%, 1/15/2023	(f)(i)	Mining	22	22	22
Hudbay Minerals Inc., 7.6%, 1/15/2025	(f)(i)	Mining	29	29	29
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		Telecommunications	205	191	184
JC Penney Corp, Inc., 8.1%, 10/1/2019		Retail	39	37	38
L Brands Inc., 6.9%, 11/1/2035	(f)	Retail	20	17	17
L Brands Inc., 6.8%, 7/1/2036	(f)	Retail	37	30	31
Pacific Drilling First Lien Escrow Issuer Ltd., 8.4%, 10/1/2023	(f)(i)	Oil & Gas	372	384	376
Pisces Midco Inc., 8.0%, 4/15/2026	(i)	Engineering & Construction	103	100	101
Solocal Group, 8.0%, 3/15/2022	(f)	Internet	€350	396	395
SRS Distribution Inc., 8.3%, 7/1/2026	(i)	Retail	$188	180	177
Transocean Phoenix 2 Ltd., 7.8%, 10/15/2024	(f)(i)	Oil & Gas Services	144	149	149
Total Senior Secured Bonds				4,824	4,762
Unsecured Bonds—24.2%
AHP Health Partners Inc., 9.8%, 7/15/2026	(f)(i)	Healthcare-Services	305	314	311
APX Group Inc., 7.6%, 9/1/2023		Commercial Services	105	99	94
Banco de Sabadell SA, 6.5%	(f)	Commercial Banks	€200	232	220
Bausch Health Cos Inc., 4.5%, 5/15/2023	(f)	Pharmaceuticals	675	768	742
CaixaBank SA, 5.3%	(f)(j)	Commercial Banks	400	429	414
CBS Radio Inc., 7.3%, 11/1/2024	(f)(i)	Media Entertainment	$320	302	303
Constellation Merger Sub Inc., 8.5%, 9/15/2025	(i)	Leisure Time	310	299	298
CrownRock LP/CrownRock Finance Inc., 5.6%, 10/15/2025	(f)(i)	Oil & Gas	46	44	44
Denbury Resources, Inc., 4.6%, 7/15/2023	(f)	Oil & Gas	175	154	145
Diamond Resorts International Inc., 10.8%, 9/1/2024	(i)	Lodging	71	71	70
Ensco PLC, 7.8%, 2/1/2026	(f)	Oil & Gas	315	307	294
Frontier Communications Corp, 9.0%, 8/15/2031	(f)	Telecommunications	360	228	224
Frontier North Inc., 6.7%, 2/15/2028	(f)	Telecommunications	255	226	226
InterXion Holding NV, 4.8%, 6/15/2025	(f)	Software	€380	463	450
KGA Escrow LLC, 7.5%, 8/15/2023	(i)	Retail	$192	199	198
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Lloyds Banking Group PLC, 7.5%	(f)(j)	Commercial Banks	$200	$200	$201
Nine Energy Service Inc., 8.8%, 11/1/2023	(f)(i)	Oil & Gas Services	257	257	262
Provincia de Buenos Aires/Argentina, 4.0%, 5/15/2035	(f)(j)	Provincial	120	76	76
Provincia de Neuquen Argentina, 7.5%, 4/27/2025	(f)	Provincial	190	151	152
Puerto Rico Electric Power Authority, 5.3%, 7/1/2022	(f)(k)	Municipal	10	7	6
Puerto Rico Electric Power Authority, 5.3%, 7/1/2027	(f)(k)	Municipal	145	91	94
Puerto Rico Electric Power Authority, 5.3%, 7/1/2028	(f)(k)	Municipal	5	3	3
Puerto Rico Electric Power Authority, 5.0%, 7/1/2029	(f)(k)	Municipal	130	81	84
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 4.3%, 8/1/2017	(f)(k)	Municipal	85	39	42
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2020	(f)(k)	Municipal	40	19	20
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2024	(f)(k)	Municipal	40	18	20
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 0.0%, 8/1/2025	(f)(l)	Municipal	335	154	161
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2028	(f)(k)	Municipal	15	7	7
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 0.0%, 8/1/2030	(f)(l)	Municipal	425	151	151
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2035	(f)(k)	Municipal	50	23	24
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2037	(f)(k)	Municipal	60	28	29
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2038	(f)(k)	Municipal	35	16	17
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2039	(f)(k)	Municipal	155	71	75
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.4%, 8/1/2039	(f)(k)	Municipal	10	5	5
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.3%, 8/1/2041	(f)(k)	Municipal	120	56	58
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.0%, 8/1/2042	(f)(k)	Municipal	95	44	47
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2042	(f)(k)	Municipal	370	173	179
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2043	(f)(k)	Municipal	35	16	17
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
SemGroup Corp/Rose Rock Finance Corp, 5.6%, 11/15/2023	(f)	Pipelines	$320	$307	$303
Starfruit Finco BV/Starfruit US Holdco LLC, 8.0%, 10/1/2026	(i)	Chemicals	207	200	201
Uber Technologies Inc., 7.5%, 11/1/2023	(d)(f)(i)	Internet	17	17	17
Uber Technologies Inc., 8.0%, 11/1/2026	(d)(f)(i)	Internet	305	305	307
Verscend Escrow Corp, 9.8%, 8/15/2026	(f)(i)	Commercial Services	300	305	301
Vertiv Group Corp, 9.3%, 10/15/2024	(i)	Machinery-Construction & Mining	419	429	416
Vizient Inc., 10.4%, 3/1/2024	(f)(i)	Pharmaceuticals	280	305	305
Total Unsecured Bonds				7,689	7,613
Collateralized Loan Obligation (CLO) /Structured Credit—8.8%
Ares CLO 2015-35 RAD Ltd., 5.3%, 7/15/2030	(f)(i)(j)	USD CLO	250	250	251
Ares CLO 2015-4ACR Ltd., 5.1%, 10/15/2030	(f)(i)(j)	USD CLO	250	247	248
Babson CLO Ltd 2018-AAD, 10/15/2030	(d)(f)(i)(j)(o)	USD CLO	250	250	250
Black Diamond CLO 2014-1 XD Ltd., 7.7%, 10/17/2026	(f)	USD CLO	250	249	250
Carlyle Global Market Strategies Euro CLO 2014-2X CRR Ltd., 11/17/2031	(d)(f)(o)	EUR CLO	€100	115	113
Harvest CLO 20XD DAC, 10/20/2031	(d)(f)(o)	EUR CLO	100	115	114
Jubilee CLO 2018-21 ACI, 1/15/2032	(d)(f)(i)(o)	EUR CLO	250	285	283
Jubilee CLO 2018-21 AD, 1/15/2032	(d)(f)(i)(o)	EUR CLO	250	285	283
Man GLG US CLO 2018-2 Ltd, 10/15/2028	(d)(f)(i)(j)(o)	USD CLO	$250	249	250
Oak Hill European Credit Partners 2018-7XD, 10/20/2031	(d)(f)(o)	EUR CLO	€100	116	113
Rockford Tower Europe CLO 2018-1AC, 12/20/2031	(d)(f)(i)(o)	EUR CLO	250	284	283
Tikehau CLO 4X D, 3.3%, 10/15/2031	(f)	EUR CLO	100	116	114
Toro European CLO 3X D, 3.3%, 4/15/2030	(f)	EUR CLO	100	116	114
Tymon Park CLO 1X E, 6.8%, 1/21/2029	(f)	EUR CLO	100	113	111
Total Collateralized Loan Obligation / Structured Credit				2,790	2,777

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—37.3%
State Street Institutional Treasury Plus Money Market Fund—Premier Class	(m)	2.08%	11,709,000	$11,709	$11,709
Total Short-Term Investments				11,709	11,709
TOTAL INVESTMENTS—126.6%				$39,906	$39,761
LIABILITIES IN EXCESS OF OTHER ASSETS—(26.6)%	(n)				(8,355)
NET ASSETS—100.0%					$31,406

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
U.S. Treasury—(0.0)%
U.S. Treasury Note, 2.9%, 8/15/2028	(f)(o)	Sovereign	$(13)	$(13)	$(13)
Total Investments Sold Short				$(13)	$(13)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	12/19/2018	USD	1,065	EUR	936	$25	—
Bank of America, N.A.	12/19/2018	USD	1,099	EUR	966	25	—
Bank of America, N.A.	12/19/2018	USD	233	EUR	205	5	—
Bank of America, N.A.	12/19/2018	USD	114	EUR	100	2	—
Bank of America, N.A.	12/19/2018	USD	115	EUR	101	—	—
Bank of America, N.A.	12/19/2018	USD	113	EUR	99	—	—
Bank of America, N.A.	12/19/2018	USD	115	EUR	101	1	—
Total Forward Foreign Currency Exchange Contracts						$58	—

EUR—Euro
USD—U.S. Dollar
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Futures
U.S 5-Year Treasury Note	1	Short	12/31/2018	$100	—	$—
U.S 10-Year Treasury Note	7	Short	12/19/2018	$700	—	3
Total Interest Rate Futures Contracts					—	$3

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (continued)
As of October 31, 2018
(in thousands, except share amounts)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3.31%	3 Month LIBOR	USD 17	4/24/2029	Semi-Annually	$—	$—	$—
JPMorgan Chase Bank, N.A.	3.23%	3 Month LIBOR	USD 17	4/29/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.25%	3 Month LIBOR	USD 17	4/26/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 533	4/18/2029	Semi-Annually	(1)	—	1
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 18	4/26/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 7	4/25/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.29%	3 Month LIBOR	USD 17	4/23/2029	Semi-Annually	—	—	—
Total Interest Rate Swaps						$(1)	$—	$1

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)
Position or portion thereof unsettled as of October 31, 2018.

(e)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2018, the three-month London Interbank Offered Rate (“LIBOR” or “L”) was 2.56%.

(f)
Security held in Fund’s wholly-owned subsidiary, FS Multi Alternative Credit LLC.

(g)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(h)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2018, the one-month LIBOR was 2.31%.

(i)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,354, which represents approximately 26.6% of net assets as of October 31, 2018.

(j)
Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(k)
Security is in default.

(l)
Issued with a zero coupon. Income is recognized through the accretion of discount.

(m)
Rate represents the seven-day yield as of October 31, 2018.

(n)
Includes the effect of forward foreign currency exchange contracts, futures contracts, interest rate swap positions and investments sold short.

(o)
Security is non-income producing.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share data)

October 31, 2018
Assets
Investments, at fair value (amortized cost—$39,906)	$39,761
Cash	191
Foreign currency (cost—$134)	133
Collateral held at broker(1)	49
Receivable for investments sold	225
Reimbursement due from adviser(2)	40
Interest receivable	207
Unrealized appreciation on forward foreign currency exchange contracts	58
Total assets	$40,664
Liabilities
Investments sold short, at fair value (proceeds $13)	$13
Payable for variation margin on open futures contracts	3
Unrealized depreciation on interest rate swaps	1
Payable for investments purchased	9,141
Management fees payable	54
Administrative services expense payable	1
Accounting and administrative fees payable	3
Professional fees payable	37
Trustees’ fees payable	1
Other accrued expenses and liabilities	4
Total liabilities	$9,258
Net assets	$31,406
Commitments and contingencies ($40)(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value	31,497
Accumulated earnings (deficit)	(94)
Net assets	$31,406
Class A Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 94.25% of net asset value per share)	$13.22
Class I Shares
Net Assets	$31,326
Shares Outstanding	2,513,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Class L Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 96.50% of net asset value per share)	$12.91
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Assets and Liabilities (continued)
(in thousands, except share and per share data)

October 31, 2018
Class M Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Class T Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 96.50% of net asset value per share)	$12.91

(1)
Represents cash on deposit at broker.

(2)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Operations
(in thousands)

Period from September 27, 2018 (Commencement of Operations) to October 31, 2018
Investment income
Interest income	$67
Total investment income	67
Operating expenses
Management fees	54
Administrative services expenses	1
Accounting and administrative fees	3
Professional fees	37
Trustees’ fees	1
Other general and administrative expenses	3
Total operating expenses	99
Less: Expense reimbursement(1)	(40)
Net operating expenses	59
Net investment income	8
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(13)
Net realized gain (loss) on foreign currency	(8)
Net change in unrealized appreciation (depreciation) on investments	(145)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1)
Net change in unrealized appreciation (depreciation) on open futures contracts	(3)
Net change in unrealized gain (loss) on foreign currency	10
Total net realized gain (loss) and unrealized appreciation (depreciation)	(102)
Net increase (decrease) in net assets resulting from operations	$(94)

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Changes in Net Assets
(in thousands)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Operations
Net investment income	$8
Net realized gain (loss) on investments and foreign currency	(21)
Net change in unrealized appreciation (depreciation) on investments	(145)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1)
Net change in unrealized appreciation (depreciation) on open futures contracts	(3)
Net change in unrealized gain (loss) on foreign currency	10
Net increase (decrease) in net assets resulting from operations	(94)
Capital share transactions(1)
Net increase in net assets resulting from capital share transactions	31,400
Total increase in net assets	31,306
Net assets at beginning of period	100
Net assets at end of period	$31,406

(1)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Cash Flows
(in thousands)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(94)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(28,705)
Investments in money market fund, net	(11,709)
Proceeds from sales and repayments of investments	497
Proceeds from investments sold short	13
Net realized (gain) loss on investments	13
Net change in unrealized (appreciation) depreciation on investments	145
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(58)
Net change in unrealized (appreciation) depreciation on interest rate swaps	1
Net change in unrealized (appreciation) depreciation on futures contracts	3
Accretion of discount/amortization of premium	(2)
(Increase) decrease in collateral held at broker	(49)
(Increase) decrease in receivable for investments sold	(225)
(Increase) decrease in reimbursement due from adviser(1)	(40)
(Increase) decrease in interest receivable	(207)
Increase (decrease) in payable for investments purchased	9,141
Increase (decrease) in management fees payable	54
Increase (decrease) in administrative services expenses payable	1
Increase (decrease) in accounting and administrative fees payable	3
Increase (decrease) in professional fees payable	37
Increase (decrease) in trustees’ fees payable	1
Increase (decrease) in other accrued expenses and liabilities	4
Net cash provided by (used in) operating activities	(31,176)
Cash flows from financing activities
Issuance of common shares	31,400
Net cash provided by financing activities	31,400
Total increase (decrease) in cash	224
Cash at beginning of period	100
Cash at end of period	$324

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class A Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class I Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	0.00
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	2,513,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$31,326
Ratio of net investment income (loss) to average net assets(5)(6)	0.22%
Ratio of total expenses to average net assets(5)	3.43%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.08%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.13)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class L Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class M Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class T Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Fund has not been declared effective under the Securities Act of 1933, as amended, and the Fund’s common shares of beneficial interest are not publicly offered. The Fund intends to offer five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of October 31, 2018, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of October 31, 2018.
The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of alternative income strategies.
The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the Sub-Advisers (as defined below) and overseeing investment decisions for the Fund’s portfolio by using a multi-manager, multi-strategy approach.
The Fund currently focuses on three strategies to achieve its investment objective: Real Estate, Private Credit and Alternative Credit. The portfolio primarily consists of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.
FS Multi-Alternative Advisor has engaged as investment sub-advisers to the Fund: GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), with respect to a broad range of alternative credit investments, KKR Credit Advisors (US) LLC (“KKR Credit”) with respect to private middle-market debt and equity investments and StepStone Group Real Estate LP (“StepStone”) with respect to real estate-related assets (collectively, the “Sub-Advisers”).
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.
Use of Estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) will be offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) will be offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Multi-Alternative Advisor, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments that are compromised primarily of private and public institutional real estate equity and debt funds.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor’s management team.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation service, except for private real estate funds, which are valued at estimated NAV.

With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:
•
Weekly and as of each quarter end, FS Multi-Alternative Advisor’s management team will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
Quarterly, FS Multi-Alternative Advisor’s management team will provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor’s management team, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
The audit committee of the Board will also be provided with the weekly valuations of each investment that had been fair valued throughout the most recently completed quarter;

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

•
With respect to the Fund’s investment in private real estate funds:

•
StepStone makes investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

•
Private real estate funds generally calculate and report a NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

•
StepStone has designed ongoing due diligence processes with respect to monitoring and valuation of the underlying investments of the private real estate funds, which assist FS Multi-Alternative Advisor in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. StepStone communicates to the Fund any changes in the value of underlying investments since the calculation date of the most recent reported NAV and whether there are significant changes in the composition of the underlying investments for each private real estate fund after each reporting period of the private real estate fund. The Fund utilizes this information and considers all relevant factors to determine that the estimated NAV per share used as a practical expedient is appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges will be valued daily at their last sale price. Interest rate swaps typically will be valued at their daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and interest rate swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and interest rate swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor’s management team, and has authorized FS Multi-Alternative Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include marketing expenses, salaries and other direct expenses of FS Multi-Alternative Advisor’s and the Sub-Advisers’ personnel and employees of their affiliates while engaged in registering and marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs (see Note 4).
Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

“investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Futures Contracts: The Fund enters into futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.
Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis beginning no later than the first full

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

calendar quarter following commencement of the Fund’s public offering. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its consolidated financial statements.
In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund is currently evaluating the impact of ASU 2017-08 on its consolidated financial statements.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the period from September 27, 2018 (Commencement of Operations) to October 31, 2018:
Proceeds from Issuance of Shares	Shares	Amount
Class A Shares	1,600	$20
Class I Shares	2,505,600	31,320
Class L Shares	1,600	20
Class M Shares	1,600	20
Class T Shares	1,600	20
Proceeds from Fund Share Transactions	2,512,000	$31,400

Sponsor Commitment
Since September 27, 2018 (Commencement of Operations) and through October 31, 2018, the Fund sold 2,512,000 of the Fund’s common shares for gross proceeds of  $31,400 to FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, in a private placement completed in September 2018 (see Note 4). As of October 31, 2018, the Fund raised total gross proceeds of  $31,500 from FS Investments and its affiliates, including $100 of seed capital contributed by Michael C. Forman, a principal of FS Multi-Alternative Advisor, in May 2018 (see Note 4). The Fund has not commenced its continuous public offering.
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, will provide a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, the Fund did not conduct any repurchase offers in connection with its share repurchase program.
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund will pay a distribution fee at an annual rate of 0.25% of average daily

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.
Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates
Pursuant to the investment advisory agreement (the “Investment Advisory Agreement”), dated as of September 11, 2018, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). The Management Fee for any partial quarter will be appropriately prorated.
The Fund’s investment sub-advisory agreements with each Sub-Adviser (the “Investment Sub-Advisory Agreements”) provide that each Sub-Adviser receives a portfolio management fee with respect to the assets that it manages, which is paid by FS Multi-Alternative Advisor out of the Management Fee.
Pursuant to an administration agreement (the “Administration Agreement”), dated as of September 12, 2018, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.
FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). The reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.
The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the period from September 27, 2018 (Commencement of Operations) to October 31, 2018:
Related Party	Source Agreement	Description	Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	$54
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	$1

(1)
As of October 31, 2018, $54 in management fees were payable to FS Multi-Alternative Advisor.

(2)
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, $1 of the accrued administrative services expenses related to third-party administrative expenses.

Organization and Offering Costs
Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include marketing expenses, salaries and other direct expenses of FS Multi-Alternative Advisor’s

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

and the Sub-Advisers’ personnel and employees of their affiliates while engaged in registering and marketing the Shares. FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.
Capital Contribution by FS Investments
In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.
In September 2018, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. As a result, FS Investments may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as investors subscribe for Shares in the Fund’s continuous public offering and any other offering the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders. As of December 12, 2018, the Fund has issued an aggregate of 2,520,000 Shares for aggregate gross proceeds of  $31,500 to individuals and entities affiliated with FS Multi-Alternative Advisor, including Class I Shares sold to Mr. Forman in May 2018 and Class I Shares, Class A Shares, Class L Shares, Class M Shares and Class T Shares sold to FS Investments in September 2018.
Expense Limitation Agreement
Pursuant to the expense limitation agreement (the “Expense Limitation Agreement”), dated as of September 12, 2018, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor paid or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Expense Limitation.
The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, the Fund accrued $40 of expense reimbursements that FS Investments has agreed to pay. Such amounts may be subject to conditional reimbursement as described above.
Note 5. Distributions
The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the Fund’s DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.
The Fund’s net investment income on a tax basis for the period from September 27, 2018 (Commencement of Operations) to October 31, 2018 was $56. The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences.
As of October 31, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
Distributable ordinary income	$56
Accumulated capital losses(1)	(12)
Net unrealized appreciation (depreciation) of investments and derivatives	(138)
Total	$(94)

(1)
Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2018, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of  $11 and $1, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $39,906 as of October 31, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(145), which was comprised of gross unrealized appreciation of  $108 and gross unrealized depreciation of  $253, as of October 31, 2018.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies and futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.
A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.
Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2018 is as follows:
Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$58(1)	—
Interest Rate Risk
Futures contracts	—	$3(2)
Interest rate swaps	—	$1(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities, and located as follows:
(1)
Unrealized appreciation on forward foreign currency exchange contracts.

(2)
Payable for variation margin on open futures contracts.

(3)
Unrealized depreciation on interest rate swaps.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2018:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of America, N.A.	$58	—	—	—	$58
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$1	—	—	$1	—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the period ended October 31, 2018 is as follows:
Fair Value
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$58(1)
Interest Rate Risk
Futures contracts	—	$(3)(2)
Interest rate swaps	—	$(1)(3)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on open futures contracts.

(3)
Net change in unrealized appreciation (depreciation) on interest rate swaps.

The average notional amounts of forward foreign currency exchange contracts, futures contracts and interest rate swaps outstanding during the year ended October 31, 2018, which are indicative of the volumes of these derivative types, were $1,456, $471 and $313, respectively.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2018:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Real Estate Funds	$6,000	$6,049	15%
Senior Secured Loans—First Lien	5,781	5,739	15%
Senior Secured Loans—Second Lien	1,113	1,112	3%
Senior Secured Bonds	4,824	4,762	12%
Unsecured Bonds	7,689	7,613	19%
CLO / Structured Credit	2,790	2,777	7%
Short-Term Investments	11,709	11,709	29%
Total Investments	$39,906	$39,761	100%
Investments Sold Short	$(13)	$(13)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. There were no unfunded commitments.
Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restriction Terms
Brookfield Premier Real Estate Partners	Open-end core-plus fund that acquires a high-quality, diverse portfolio offering stable and predictable cash flows, targeting Class A office, multifamily, industrial and retail assets across the U.S. but predominantly situated in supply-constrained markets with the potential for long-term value appreciation.	$2,018	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their
capital locked up through
two years and a quarter
after the date the limited
partner’s units were
issued.
No partial redemption
request will be permitted
if the aggregate NAV of
the units to be redeemed
would be less than
				$100 million.
CBRE U.S. Core Partners, LP	Open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.	2,016	No later than 60 calendar days prior to the last day of the calendar quarter	No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $1 million.
Clarion Lion Properties Fund	Open-end core real estate fund with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. to provide a strong income return with potential for long-term capital appreciation.	2,015	No later than 90 calendar days prior to the last day of the calendar quarter	None.
		$6,049

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of October 31, 2018, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
Purchases and sales of securities during the year ended October 31, 2018, other than short-term securities and U.S. government obligations, were $28,705 and $497, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of October 31, 2018, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	—	$5,739	—	$5,739
Senior Secured Loans—Second Lien	—	1,112	—	1,112
Senior Secured Bonds	—	4,762	—	4,762
Unsecured Bonds	—	7,613	—	7,613
CLO / Structured Credit	—	2,777	—	2,777
Short-Term Investments	—	11,709	—	11,709
Subtotal	—	33,712	—	33,712
Real Estate Funds	—	—	—	6,049
Total Investments	—	33,712	—	39,761
Interest Rate Swaps	—	—	—	—
Forward Foreign Currency Exchange Contracts	—	58	—	58
Futures Contracts	—	—	—	—
Investments Sold Short	—	—	—	—
Total Assets	—	$58	—	$58

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Liability Description	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	—	$(1)	—	$(1)
Forward Foreign Currency Exchange Contracts	—	—	—	—
Futures Contracts	(3)	—	—	(3)
Investments Sold Short	(13)	—	—	(13)
Total Liabilities	$(16)	$(1)	—	$(17)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the midpoint of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and interest rate swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV and not included in the fair value hierarchy.
The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.
Note 9. Financing Arrangement
The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2018:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$—	$—	April 28, 2019(1)

(1)
As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2018, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On October 9, 2018, the Fund’s wholly owned subsidiary, FS Multi Alternative Credit LLC (“Alternative Credit”), entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings on a committed basis up to a maximum amount equal to the average outstanding

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

balance over the past ten business days or, if fewer, the number of business days since closing. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings. Borrowings are available in U.S. Dollars (“USD”), Canadian Dollars (“CAD”), Euro (“EUR”), British Pounds (“GBP”), Swiss Francs (“CHF”), Australian Dollars (“AUD”), Japanese Yen (“JPY”), Swedish Krona (“SEK”), and Danish Krone (“DKK”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 1.00% per annum on USD borrowings, the Canadian Dollar Offered Rate (“CDOR”) for a one-month interest period plus 1.00% per annum on CAD borrowings, the British Pound Sterling London Interbank Offered Rate (“GBP LIBOR”) for a one-month interest period plus 1.00% per annum on GBP borrowings, the Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) for a one-month interest period plus 1.00% per annum on CHF borrowings, the Bank Bill Swap Reference Rate (“BBSW”) for a one-month interest period plus 1.00% per annum on AUD borrowings, the Japanese Yen London Interbank Offered Rate (“JPY LIBOR”) for a one-month interest period plus 1.00% per annum on JPY borrowings, the Stockholm Interbank Offered Rate (“STIBOR”) for a one-month interest period plus 1.00% per annum on SEK borrowings, or the Copenhagen Interbank Offered Rate (“CIBOR”) for a one-month interest period plus 1.00% per annum on DKK borrowings. Interest is payable monthly in arrears. Alternative Credit may terminate the facility at any time. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.
In connection with the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Alternative Credit; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund or Alternative Credit; (d) specified material reductions in the Fund or Alternative Credit’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Multi-Alternative Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, no amounts were outstanding under the facility.
Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral (collectively, the “rehypothecated securities”), subject to certain limits, in exchange for paying to Alternative Credit a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. Alternative Credit may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by Alternative Credit to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Alternative Credit under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Alternative Credit will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, Alternative Credit did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of October 31, 2018, there were no securities rehypothecated by BNP Paribas.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Multi-Alternative Advisor and the Sub-Advisers believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
REIT and Real Estate Risk: Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.
Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates (including FS Investments).
Note 12. Subsequent Events
Waiver of Management Fees and Administrative Expense Reimbursements for the Fiscal Quarter Ending January 31, 2019
Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor has agreed, for the fiscal quarter ending January 31, 2019, to waive the Management Fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets during the fiscal quarter.
In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor has agreed, for the fiscal quarter ending January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (as defined below) (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, do not exceed 0.00% of average daily net assets. For purposes of the Letter Agreement, “ordinary operating expenses” for a class of Shares shall consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the Securities and Exchange Commission (whether incurred by counsel to the Fund, FS Multi-Alternative Advisor or any sub-adviser to the Fund), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 12. Subsequent Events (continued)

brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes; (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Letter Agreement.
The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Letter Agreement, if any, will be determined at the end of the fiscal quarter ending January 31, 2019.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	57	April 2018	Chairman	Chairman and Chief Executive Officer of FS Investments	10	FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Energy Total Return Fund (since 2016); FS Investment Corporation IV (since 2015); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2007)
David J. Adelman(2)	46	August 2018	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Credit Real Estate Income Trust, Inc. (since 2018); FS Series Trust (since 2017); FS Energy Total Return Fund (since 2017); Actua Corporation (since 2011)
Independent Trustees
Holly E. Flanagan	47	August 2018	Trustee	Managing Director of Gabriel Investments (since 2013)	3	FS Credit Income Fund (since 2017); FS Energy Total Return Fund (since 2017)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Brian R. Ford	69	August 2018	Trustee	Partner of Ernst & Young LLP (1971–2008)	3	FS KKR Capital Corp. (since 2018); FS Investment Corporation II (since 2018); FS Investment Corporation IV (since 2018); FS Credit Income Fund (since 2017); FS Energy Total Return Fund (since 2016); FS Investment Corporation III (since 2013); Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013); and AmeriGas Propane, Inc. (since 2013)
Joseph P. Ujobai	57	August 2018	Trustee	Executive Vice President of SEI Investments Company (since 2003); Chief Executive Officer and Managing Director of SEI Investments (Europe) Limited (since 2000)	3	FS Credit Income Fund (since 2017); FS Energy Total Return Fund (since 2016); FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2015)

*
The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund, FS Energy Total Return Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

(2)
Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	57	Chief Executive Officer & President	Since 2018	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	56	Chief Financial Officer	Since 2018	Chief Financial Officer, FS Energy and Power Fund, FS Energy Total Return Fund, FS Credit Income Fund, FS Global Credit Opportunities Fund and its affiliated feeder funds, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	41	General Counsel & Secretary	Since 2018	General Counsel, FS Investments
James F. Volk	56	Chief Compliance Officer	Since 2018	Senior Vice President of Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996–2014)

Statement of Additional Information
The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and will be available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.
Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, the Fund’s investment adviser. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit, an investment sub-adviser to the Fund, and the GoldenTree Sub-Adviser, an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
After the initial filing to be made after June 30, 2019, information regarding how FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 will be available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Item 2.    Code of Ethics.
(a)
The Fund has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)
Not applicable.

(c)
Not applicable.

(d)
During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(e)
Not applicable.

(f)
A copy of the Code of Ethics is included herein as Exhibit (a)(1)

Item 3.   Audit Committee Financial Expert.
(a)(1)
The board of trustees (the “Board”) has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)
The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)
Not applicable.

Item 4.   Principal Accountant Fees and Services.
(a)
Audit Fees. The aggregate fees to be billed to the Fund for the fiscal year ended October 31, 2018 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $67,500.

(b)
Audit-Related Fees. No fees were billed to the Fund for the fiscal year ended October 31, 2018 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above.

(c)
Tax Fees. The aggregate fees to be billed to the Fund for the fiscal year ended October 31, 2018 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $15,000. Tax fees for the fiscal year ended October 31, 2018 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)
All Other Fees. No fees were billed to the Fund for the fiscal year ended October 31, 2018 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)
Audit Committee Pre-Approval Policies and Procedures.

(1)
The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.
(2)
All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable.

(g)
No aggregate non-audit fees were billed by Ernst & Young for services rendered to the Fund, FS Multi-Alternative Advisor and any entity controlling, controlled by or under common control with FS Multi-Alternative Advisor that provides ongoing services to the Fund for the fiscal year ended October 31, 2018.

(h)
Not applicable.

Item 5.   Audit Committee of Listed Registrants.
(a)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.   Investments.
(a)
The Fund’s consolidated schedule of investments as of October 31, 2018 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, pursuant to the proxy voting policies and procedures of FS Multi-Alternative Advisor. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit Advisors (US) LLC (“KKR Credit”), an investment sub-adviser to the Fund, and GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. FS Multi-Alternative Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of KKR Credit and the GoldenTree Sub-Adviser are described below.
Proxy Policies of KKR Credit
As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the
Advisers Act”), KKR Credit has a fiduciary duty to act in the best interests of its clients and will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes, in its discretion, to be in the best interest of the Fund’s shareholders. These policies and procedures for voting proxies for the investment advisory clients of KKR Credit are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
KKR Credit has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide KKR Credit with its independent analysis and recommendation with respect to generally all proxy proposals voted on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies. KKR Credit utilizes ISS to assist with its proxy voting; however, KKR Credit retains ultimate voting discretion with respect to its clients. KKR Credit may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In each instance where KKR Credit votes contrary to the ISS recommendation, KKR Credit’s legal/compliance group, in conjunction with the KKR Credit investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision. KKR Credit may choose not to vote proxies in certain situations. If KKR Credit becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the KKR Credit Conflicts Committee will be notified to provide guidance as to the conflict. If such a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS.
Shareholders may obtain information regarding how KKR Credit votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Proxy Policies of the GoldenTree Sub-Adviser
As an investment adviser registered under the Advisers Act, the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The GoldenTree Sub-Adviser will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.
The GoldenTree Sub-Adviser has engaged ISS to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its Clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.
Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)
Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented business development companies. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.
Michael Kelly has served as President of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.
Robert Haas serves as Chief Operating Officer within the portfolio management group of FS Investments and its other affiliated investment advisers. Mr. Haas has also served in various capacities for FS Investments and its affiliated investment advisers since the later of September 2010 or such entity’s inception date. In his current role, Mr. Haas focuses on portfolio management, oversees fund operations and has spent a significant amount of his time involved in FS Investments’ energy investing activities. Prior to joining FS Investments, Mr. Haas served on the commercial real estate investment team at American Capital, a private equity firm and global asset manager, from 2007 to 2010. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas spent three years in the structured finance group at CapitalSource, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to CapitalSource, Mr. Haas was an analyst at Goldman Sachs’ Archon Group, where he analyzed and evaluated debt and equity investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation.
Robert Lawrence has served as Managing Director and Global Head of Real Estate at FS Investments since September 2017 and is responsible for overseeing all real estate-related business and strategies. Before joining FS Investments, Mr. Lawrence served as Executive Managing Director at Singer & Bassuk, a boutique real estate finance firm. Prior to joining Singer & Bassuk, he was Senior Managing Director and Co-Head of Origination at Guggenheim Commercial Real Estate Finance, where he led and managed the origination platform for CMBS and affiliated life companies. Previously, Mr. Lawrence held several high-level positions at JPMorgan Chase and Bear Stearns. At JPMorgan Chase, he served as Managing Director and Head of the Securitized Products Group in Asia. Prior to the merger with JPMorgan Chase in 2008, he was Senior Managing Director and Co-Head of Origination at Bear Stearns, and a founding member of the firm’s Global CMBS department. Mr. Lawrence received a Bachelor of Science in Business Administration from the University of Vermont and a Master of Science in Real Estate Investment and Development from New York University. Mr. Lawrence is a member of the Urban Land Institute, the Young Presidents’ Organization, and the Nassau County Disaster Action Team for the American Red Cross.
Daniel Picard currently serves as Head of Product Development and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment and real estate offerings. Before joining the Product Development team, Mr. Picard worked in the firm’s Product Strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citigroup, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.
(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2018: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Brian Gerson
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	7	$20,625,784	7	$20,625,784
Other Accounts	—	—	—	—
Michael Kelly
Registered Investment Companies	3	$283,579(1)	—	—
Other Pooled Investment Vehicles	8	$20,842,249	8	$20,842,249
Other Accounts	—	—	—	—
Robert Haas
Registered Investment Companies	1	$51,463	—	—
Other Pooled Investment Vehicles	1	$216,465	1	$216,465
Other Accounts	—	—	—	—
Robert Lawrence
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$216,465	1	$216,465
Other Accounts	—	—	—	—
Daniel Picard
Registered Investment Companies	1	$132,145	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)
The assets for one of the accounts, FS Multi-Strategy Alternatives Fund, represents net assets as of September 30, 2018.

Potential Conflicts of Interest
FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser, KKR Credit and StepStone Group Real Estate LP (“StepStone” and, collectively with the GoldenTree Sub-Adviser and KKR Credit, the “Sub-Advisers”) and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•
The managers, officers and other personnel of FS Multi-Alternative Advisor allocate their time as they deem appropriate between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•
The personnel of the Sub-Advisers as they deem appropriate allocate their time between assisting FS Multi-Alternative Advisor in identifying investment opportunities and making investment recommendations or decisions and performing similar functions for other business activities in which they may be involved;

•
The principals of FS Multi-Alternative Advisor or the Sub-Advisers may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•
The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Multi-Alternative Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
The Fund may compete with other funds or clients managed or advised by the Sub-Advisers or affiliates of the Sub-Advisers for investment opportunities, subjecting the Sub-Advisers and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
FS Multi-Alternative Advisor or the Sub-Advisers could be subject to a conflict of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive compensation while certain other funds of FS Multi-Alternative Advisor or the Sub-Advisers are, which could incentivize FS Multi-Alternative Advisor or the Sub-Advisers to favor such funds over the Fund when allocating investments;

•
GoldenTree Asset Management LP (“GoldenTree”) also has an interest in an entity that it has retained to provide various services for its structured products group, including the Fund. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•
The Sub-Advisers and their affiliates may now, or in the future, may acquire securities in which the Fund invests;

•
Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Multi-Alternative Advisor and the Sub-Advisers will receive the management fee in connection with the management of the Fund’s portfolio;

•
From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Multi-Alternative Advisor or the Sub-Advisers provide investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the Sub-Advisers may result in FS Multi-Alternative Advisor or the Sub-Advisers coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of the Sub-Advisers to recommend to FS Multi-Alternative Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the Sub-Advisers would otherwise take an action;

•
FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•
The Sub-Advisers and their affiliates may have existing business relationships or access to material non-public information that would prevent such Sub-Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment)

that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Multi-Alternative Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or a Sub-Adviser would otherwise take such an action;
•
To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates, as applicable, FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Multi-Alternative Advisor, the Sub-Advisers or any of their respective affiliates to participate in an investment opportunity. The Fund intends to seek exemptive relief from the SEC to engage in privately negotiated co-investment transactions with certain affiliates of FS Multi-Alternative Advisor and KKR Credit and GoldenTree. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Multi-Alternative Advisor and/or KKR Credit and GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Multi-Alternative Advisor or the Sub-Advisers (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) FS Multi-Alternative Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor (other than Michael C. Forman, who is compensated through his ownership interests in FS Multi-Alternative Advisor and FS Investments’ other investment adviser entities), receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Multi-Alternative Advisor’s investment committee as of October 31, 2018, based on the net asset value per Class I common share of the Fund of  $12.46 on October 31, 2018.
Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund (1)
Brian Gerson	None
Michael Kelly	None
Robert Haas	None
Robert Lawrence	None
Daniel Picard	None

(1)
Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)
Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by the annual report included in Item 1 of this on Form N-CSR.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1 of this Form N-CSR.
Item 11.   Controls and Procedures.
(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
(a)
Not applicable.

(b)
Not applicable.

Item 13.   Exhibits
(a)(1)	The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(a)(5)	The Proxy Voting Policies and Procedures of FS Multi-Alternative Advisor are included herein in response to Item 7.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Multi-Alternative Income Fund
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: January 4, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: January 4, 2019
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: January 4, 2019